Exhibit 99.1

Cash America Announces Fourth Quarter and Fiscal Year-End Earnings and Declares Dividend

FORT WORTH, Texas--(BUSINESS WIRE)--January 26, 2012--Cash America International, Inc. (NYSE: CSH) reported today that its fourth quarter ended December 31, 2011 net income attributable to the Company increased to $37,827,000 ($1.18 per share) compared to $34,705,000 ($1.10 per share) for the fourth quarter of 2010.

Consolidated total revenue of the Company increased 26% in the fourth quarter of 2011 to $463.3 million, up from $368.8 million for the same period in 2010. Revenue from the Company’s loan products, driven by higher loan balances outstanding, contributed the largest portion of the increase for the period. Comparing the ending balance at December 31, 2011 to the same date in 2010, consolidated pawn loan balances were up 16%, domestic pawn loan balances were up 21%, and total combined consumer loan balances, which includes loans extended by the Company directly and loans offered by third parties that the Company guarantees, were up 50%, which led the gain in total revenue during the fourth quarter. Aggregate disposition of merchandise sales rose 24% in the fourth quarter of 2011 compared to the same period in 2010, adding to the top line revenue growth for the period. Consumer loan fees increased 37%, to $180.1 million, in the fourth quarter of 2011 compared to the same period in 2010, as the Company’s E-commerce segment recorded a 44% increase in revenue, led by a 115% increase in revenue from its foreign online lending business.

Net income attributable to the Company increased 9% in the fourth quarter of 2011, to $37.8 million, compared to the same period in 2010. The growth in fourth quarter net income did not fully benefit from the significant increase in revenue as the Company incurred higher operating expenses in its bricks and mortar locations to promote holiday sales and absorbed lower gross profit margins on the disposition of merchandise during the period. In addition, the significant increase in the portfolio of unsecured loans, particularly to non-U.S. customers, led the Company to incur a greater than expected increase in reserves for estimated loan losses during the quarter. Also, included in the results for the fourth quarter of 2011 are approximately $1.4 million ($0.9 million net of taxes, or approximately 3 cents per share) of expense items related to the filing of a Registration Statement on Form S-1 with the Securities and Exchange Commission by the Company’s wholly-owned subsidiary that comprises its E-commerce segment, Enova International, Inc., on September 15, 2011 in connection with a proposed initial public offering of Enova common stock by the Company and Enova, as well as expenses related to acquisition activity during the quarter and legal expenses.

Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America, said, “We had a successful quarter in terms of revenue growth and asset expansion as we invested in new loan products oriented to meet the needs of our customers. The increase in our consumer loan portfolio generated a significant increase in revenue, although an attributable increase in expenses for marketing and loss reserves reduced a portion of the near term contribution to earnings. We are committed to the growth in these assets as we reach more customers in need of our services. The holiday selling season achieved the sales objectives we expected but with a greater level of pricing discounts than anticipated, which lowered the gross profit margin on our retail sales but positioned our merchandise inventory well as we enter 2012.” Mr. Feehan added, “This was a year of many accomplishments for the Cash America team, highlighted by a record level of total revenue, which reached $1.54 billion, and an all-time high level of earnings after taxes which reached $136 million, up 18% from calendar year 2010.”

Net income attributable to the Company for the twelve months ended December 31, 2011 was $135,963,000 ($4.25 per share) compared to $115,538,000 ($3.67 per share) for the same twelve-month period of 2010. Total revenue for the fiscal year ended December 31, 2011 increased 19% to $1.54 billion, up from $1.29 billion during the same twelve-month period in 2010.

Cash America will conduct a conference call to discuss its fourth quarter earnings on Thursday, January 26, 2012, at 7:00 AM CST. A live web cast of the call will be available on the Company’s corporate web site in the Investor Relations section (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid at the close of business on February 22, 2012 to shareholders of record on February 8, 2012.

The Registration Statement on Form S-1 that was filed on September 15, 2011 with the Securities and Exchange Commission in connection with a proposed initial public offering of Enova common stock by the Company and Enova has not yet become effective, which restricts the Company from issuing earnings guidance for the 2012 first quarter and year ending 2012 at this time.

About the Company

As of December 31, 2011, Cash America International, Inc. operated 1,084 total locations offering specialty financial services to consumers, which include 784 lending locations (including one unconsolidated franchised location) operating in 23 states in the United States under the names “Cash America Pawn,” “SuperPawn,” “Maxit,” “Pawn X-Change,” “Cash America Payday Advance,” and “Cashland,” and 190 pawn lending locations, of which the Company is a majority owner, operating in 21 jurisdictions in central and southern Mexico under the name “Prenda Fácil.” The Company also operated 104 unconsolidated franchised and six Company-owned check cashing centers operating in 18 states in the United States under the name “Mr. Payroll” as of December 31, 2011. Additionally, as of December 31, 2011, the Company offered consumer loans over the Internet to customers in 32 states in the United States at http://www.cashnetusa.com, in the United Kingdom at http://www.quickquid.co.uk and http://www.poundstopocket.co.uk, in Australia at http://www.dollarsdirect.com.au, and in Canada at http://www.dollarsdirect.ca.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com	http://www.dollarsdirect.com.au
http://www.enova.com	http://www.dollarsdirect.ca
http://www.cashnetusa.com	http://www.goldpromise.com
http://www.cashlandloans.com	http://www.mrpayroll.com
http://www.quickquid.co.uk	http://www.primaryinnovations.net
http://www.poundstopocket.co.uk

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in pawn, consumer loan, tax and other domestic and foreign laws and governmental rules and regulations applicable to the Company's business, changes in demand for the Company's services, acceptance by consumers, legislators or regulators of the negative characterization by the media and consumer activists with respect to certain of the Company’s loan products, the continued acceptance of the online distribution channel by the Company’s online loan customers, the actions of third parties who provide, acquire or offer products and services to, from or for the Company, fluctuations in the price of gold, changes in competition, the ability of the Company to open new locations or complete acquisitions in accordance with its plans, changes in economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, changes in the Company’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth, the ability to successfully integrate newly acquired businesses into the Company’s operations, the loss of services of any of the Company’s executive officers, a prolonged interruption in the Company’s operations of its facilities, systems and business functions, including its information technology and other business systems, the effect of any current or future litigation proceedings on the Company, the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements, acts of God, war or terrorism, pandemics and other events, the effect of any of such changes on the Company’s business or the markets in which it operates, risks related to the Company’s previously-announced proposed initial public offering of common stock of its wholly-owned subsidiary, Enova International, Inc. (“Enova”), and other risks and uncertainties indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

The Registration Statement on Form S-1 that was filed with the Securities and Exchange Commission by the Company’s wholly-owned subsidiary, Enova, has not yet become effective. The completion of the offering of common stock of Enova is subject to numerous conditions, including market conditions, and the Company can provide no assurance that it will be successfully completed. The securities offered under Enova’s Registration Statement may not be sold, nor may offers to buy be accepted prior to the time that the Registration Statement becomes effective. The information contained in this press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010

Consolidated Operations:
Total revenue	$463,252	$368,831	$1,540,602	$1,293,339
Net revenue	248,329	211,802	909,759	772,189
Total operating expenses	180,204	150,612	665,417	565,057

Income from operations	$68,125	$61,190	$244,342	$207,132

Income before income taxes	60,688	54,925	217,526	184,513

Net Income	$37,605	$34,801	$135,166	$115,244

Net (income) loss attributable to the noncontrolling interest	$222	$(96)	$797	$294

Net Income Attributable to Cash America International, Inc.	$37,827	$34,705	$135,963	$115,538

Earnings per share:

Net Income attributable to Cash America International, Inc. common shareholders:

Basic	$1.28	$1.17	$4.59	$3.90
Diluted	$1.18	$1.10	$4.25	$3.67

Weighted average shares:
Basic	29,528	29,759	29,602	29,640
Diluted	32,059	31,655	31,991	31,521

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	December 31,
	2011	2010

Assets
Current assets:
Cash and cash equivalents	$62,542	$38,324
Pawn loans	253,519	218,408
Consumer loans, net	222,778	139,377
Merchandise held for disposition, net	151,274	124,399
Pawn loan fees and service charges receivable	48,003	41,216
Prepaid expenses and other assets	45,176	32,490
Deferred tax assets	35,065	28,016
Total current assets	818,357	622,230
Property and equipment, net	246,429	222,320
Goodwill	562,721	543,324
Intangible assets, net	34,771	31,188
Other assets	15,236	8,124
Total assets	$1,677,514	$1,427,186

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$116,378	$96,465
Customer deposits	9,935	9,146
Income taxes currently payable	12,880	888
Current portion of long-term debt	34,273	24,433
Total current liabilities	173,466	130,932
Deferred tax liabilities	89,712	56,792
Noncurrent income tax payable	2,315	2,408
Other liabilities	1,413	2,052
Long-term debt	503,018	432,271
Total liabilities	$769,924	$624,455

Equity:
Cash America International, Inc. equity:
Common stock, $0.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued	3,024	3,024
Additional paid-in capital	167,683	165,658
Retained earnings	776,060	644,208
Accumulated other comprehensive (loss) income	(6,896)	4,797
Treasury shares, at cost (1,011,356 shares and 685,315 shares
at December 31, 2011 and 2010, respectively)	(37,419)	(21,283)
Total Cash America International, Inc. shareholders' equity	902,452	796,404
Noncontrolling interest	5,138	6,327
Total equity	907,590	802,731
Total liabilities and equity	$1,677,514	$1,427,186

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) (Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(Unaudited)

Revenue
Pawn loan fees and service charges	$79,601	$71,558	$291,891	$253,314
Proceeds from disposition of merchandise	200,953	162,147	636,728	534,878
Consumer loan fees	180,124	131,773	598,646	490,952
Other	2,574	3,353	13,337	14,195
Total Revenue	463,252	368,831	1,540,602	1,293,339
Cost of Revenue
Disposed merchandise	134,440	104,598	405,155	338,756
Consumer loan loss provision	80,483	52,431	225,688	182,394
Total Cost of Revenue	214,923	157,029	630,843	521,150

Net Revenue	248,329	211,802	909,759	772,189
Expenses
Operations	133,235	115,355	486,234	419,616
Administration	32,420	22,685	125,034	101,518
Depreciation and amortization	14,549	12,572	54,149	43,923
Total Expenses	180,204	150,612	665,417	565,057
Income from Operations	68,125	61,190	244,342	207,132
Interest expense	(7,221)	(5,835)	(25,528)	(22,345)
Interest income	25	8	81	325
Foreign currency transaction loss	(207)	(363)	(1,265)	(463)
Equity in loss of unconsolidated subsidiary	(34)	(75)	(104)	(136)
Income before Income Taxes	60,688	54,925	217,526	184,513
Provision for income taxes	23,083	20,124	82,360	69,269
Net Income	37,605	34,801	135,166	115,244
Net loss (income) attributable to the noncontrolling interest	222	(96)	797	294
Net Income Attributable to Cash America International, Inc.	$37,827	$34,705	$135,963	$115,538
Earnings Per Share:
Net Income attributable to Cash America International, Inc. common shareholders:
Basic	$1.28	$1.17	$4.59	$3.90
Diluted	$1.18	$1.10	$4.25	$3.67
Weighted average common shares outstanding:
Basic	29,528	29,759	29,602	29,640
Diluted	32,059	31,655	31,991	31,521
Dividends declared per common share	$0.035	$0.035	$0.140	$0.140

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES PAWN LENDING ACTIVITIES – FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

The following table outlines certain data related to the Company’s pawn loan activities as of and for the three months and years ended December 31, 2011 and 2010.

	2011				2010
As of December 31:	Domestic	Foreign		Total	Domestic	Foreign		Total
Ending pawn loan balances	$238,399	$15,120		$253,519	$197,301	$21,107		$218,408
Ending merchandise balance, net	$151,274	$-	(a)	$151,274	$124,399	$-	(a)	$124,399

Three Months Ended December 31:
Pawn loan fees and service charges	$71,420	$8,181		$79,601	$62,755	$8,803		$71,558
Average pawn loan balance outstanding	$231,424	$17,561		$248,985	$190,642	$21,246		$211,888
Amount of pawn loans written and renewed	$227,944	$37,266		$265,210	$197,874	$23,348		$221,222
Annualized yield on pawn loans	122.4%	116.5%	(a)	121.8%	130.6%	126.9%	(a)	130.1%
Gross profit margin on disposition of merchandise	33.1%	-	(a)	33.1%	35.5%	-	(a)	35.5%
Merchandise turnover	3.3	-	(a)	3.3	3.2	-	(a)	3.2

	2011				2010
Year Ended December 31:	Domestic	Foreign		Total	Domestic	Foreign		Total
Pawn loan fees and service charges	$261,829	$30,062		$291,891	$221,335	$31,979		$253,314
Average pawn loan balance outstanding	$205,610	$20,629		$226,239	$166,163	$22,111		$188,274
Amount of pawn loans written and renewed	$869,203	$118,126		$987,329	$689,476	$89,746		$779,222
Annualized yield on pawn loans	127.3%	105.2%	(a)	124.6%	133.2%	116.4%	(a)	130.8%
Gross profit margin on disposition of merchandise	36.4%	-	(a)	36.4%	36.7%	-	(a)	36.7%
Merchandise turnover	3.0	-	(a)	3.0	3.0	-	(a)	3.0

(a)	With respect to the Company’s foreign pawn operations, the annualized yield on pawn loans is calculated using the average pawn loan balance outstanding in the table above, plus the average collateral underlying unredeemed pawn loans, which is included in “Other assets” in the Company’s consolidated balance sheets, of $10,277 and $6,272 for the three months ended December 31, 2011 and 2010, respectively, and $7,947 and $5,355 for the years ended December 31, 2011 and 2010, respectively. Collateral underlying unredeemed pawn loans will be sold to settle the obligations owed by the customer but are not owned by the Company; therefore, profit on the disposition of this collateral is recorded as pawn loan fees and service charges in the Company’s consolidated statements of operations.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
MERCHANDISE DISPOSITION, GROSS PROFIT AND INVENTORY OPERATING DATA
(in thousands)

Profit from the disposition of merchandise represents the proceeds received from the disposition of merchandise in excess of the cost of disposed merchandise. Retail sales include the sale of jewelry and general merchandise direct to consumers through any of the Company’s retail services locations or the internet. Commercial sales include the sale of refined gold, platinum and diamonds to refiners, brokers or manufacturers. The following table summarizes the proceeds from the disposition of merchandise and the related profit for the three months and years ended December 31, 2011 and 2010.

	Three Months Ended December 31,
	2011			2010

	Retail	Commercial	Total	Retail	Commercial	Total
Proceeds from disposition	$100,439	$100,514	$200,953	$91,548	$70,599	$162,147
Gross profit on disposition	$36,594	$29,919	$66,513	$35,710	$21,839	$57,549
Gross profit margin	36.4%	29.8%	33.1%	39.0%	30.9%	35.5%
Percentage of total gross profit	55.0%	45.0%	100.0%	62.1%	37.9%	100.0%
	Year Ended December 31,
	2011			2010

	Retail	Commercial	Total	Retail	Commercial	Total
Proceeds from disposition	$346,469	$290,259	$636,728	$306,300	$228,578	$534,878
Gross profit on disposition	$134,455	$97,118	$231,573	$121,819	$74,303	$196,122
Gross profit margin	38.8%	33.5%	36.4%	39.8%	32.5%	36.7%
Percentage of total gross profit	58.1%	41.9%	100.0%	62.1%	37.9%	100.0%

The table below summarizes the age of merchandise held for disposition before valuation allowance of $0.7 million at December 31, 2011 and 2010 (dollars in thousands).

	2011		2010
Balance at December 31,	Amount	%	Amount	%

Jewelry – held for one year or less	$94,649	62.3	$79,566	63.6
Other merchandise – held for one year or less	50,907	33.5	39,809	31.8

Total merchandise held for one year or less	145,556	95.8	119,375	95.4

Jewelry – held for more than one year	2,626	1.7	2,685	2.2
Other merchandise – held for more than one year	3,792	2.5	3,039	2.4

Total merchandise held for more than one year	6,418	4.2	5,724	4.6

Total merchandise held for disposition	$151,974	100.0	$125,099	100.0

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

The following table sets forth consumer loan fees by channel and segment, adjusted for the deduction of the loan loss provision for the three months and years ended December 31, 2011 and 2010 (dollars in thousands):

	Three Months Ended December 31,
	2011			2010
	Retail Services	E-Commerce	Total	Retail Services	E-Commerce	Total
Short-term loans	$30,570	$127,246	$157,816	$29,229	$95,008	$124,237
Installment loans	2,790	19,518	22,308	1,168	4,294	5,462
MLOC	-	-	-	-	2,074	2,074
Consumer loan fees	$33,360	$146,764	$180,124	$30,397	$101,376	$131,773
Consumer loan loss provision	8,549	71,934	80,483	4,466	47,965	52,431
Consumer loan fees, net of loan loss provision	$24,811	$74,830	$99,641	$25,931	$53,411	$79,342

Year-over-year change - $	$(1,120)	$21,419	$20,299	$(395)	$10,174	$9,779
Year-over-year change - %	(4.3)%	40.1%	25.6%	(1.5)%	23.5%	14.1%
Consumer loan loss provision as a % of consumer loan fees	25.6%	49.0%	44.7%	14.7%	47.3%	39.8%

	Year Ended December 31,
	2011			2010
	Retail Services	E-Commerce	Total	Retail Services	E-Commerce	Total
Short-term loans	$110,071	$431,400	$541,471	$112,679	$338,553	$451,232
Installment loans	9,121	48,054	57,175	1,294	10,783	12,077
MLOC	-	-	-	-	27,643	27,643
Consumer loan fees	$119,192	$479,454	$598,646	$113,973	$376,979	$490,952
Consumer loan loss provision	24,001	201,687	225,688	17,437	164,957	182,394
Consumer loan fees, net of loan loss provision	$95,191	$277,767	$372,958	$96,536	$212,022	$308,558

Year-over-year change - $	$(1,345)	$65,745	$64,400	$181	$67,337	$67,518
Year-over-year change - %	(1.4)%	31.0%	20.9%	0.2%	46.5%	28.0%
Consumer loan loss provision as a % of consumer loan fees	20.1%	42.1%	37.7%	15.3%	43.8%	37.2%

In addition to providing consumer loans owned by the Company and consumer loans guaranteed by the Company, which are either generally accepted accounting principles (“GAAP”) items or disclosures required by GAAP, the Company has provided combined consumer loans, which is a non-GAAP measure. In addition, the Company has provided disclosure regarding consumer loans written, which is statistical data that is not included in the Company’s financial statements. The Company also provides allowances and liabilities for losses on consumer loans on a combined basis, which are GAAP measures.

Management believes these measures provide investors with important information needed to evaluate the magnitude of potential loan losses and the opportunity for revenue performance of the consumer loan portfolio on an aggregate basis. The comparison of the aggregate amounts from period to period is more meaningful than comparing only the residual amount on the Company’s balance sheet since both revenue and the loss provision for loans are impacted by the aggregate amount of loans owned by the Company and those guaranteed by the Company as reflected in its financial statements.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

The following tables summarize selected data related to the Company’s consumer loan activities as of December 31, 2011 and 2010 and for the three months and years ended December 31, 2011 and 2010.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Combined consumer loan loss provision as a % of combined consumer loans written(a)	9.2%	7.1%	7.4%	6.2%
Charge-offs (net of recoveries) as a % of combined consumer loans written(a)	7.4%	8.0%	6.6%	5.8%
Combined consumer loan loss provision as a % of consumer loan fees	44.7%	39.8%	37.7%	37.2%

(a) Non-GAAP measure.
	As of December 31,
	2011			2010
	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)	Company Owned(a)	Guaranteed by the Company(a)	Combined(b)
Ending consumer loan balances:
Retail Services
Short-term loans	$53,601	$9,237	$62,838	$49,267	$9,819	$59,086
Installment loans	9,262	7,425	16,687	2,686	3,800	6,486
Total Retail Services, gross	62,863	16,662	79,525	51,953	13,619	65,572
E-Commerce
Domestic
Short-term loans	60,880	39,341	100,221	52,019	37,082	89,101
Installment loans	24,582	-	24,582	11,023	-	11,023
MLOC	-	-	-	1,510	-	1,510
Total Domestic, gross	85,462	39,341	124,803	64,552	37,082	101,634

Foreign
Short-term loans	101,723	3,420	105,143	57,848	1,867	59,715
Installment loans	35,802	-	35,802	3,977	-	3,977
Total Foreign, gross	137,525	3,420	140,945	61,825	1,867	63,692
Total E-Commerce, gross	222,987	42,761	265,748	126,377	38,949	165,326

Total ending loan balance, gross	285,850	59,423	345,273	178,330	52,568	230,898
Less: Allowance and liabilities for losses	(63,072)	(3,062)	(66,134)	(38,953)	(2,838)	(41,791)
Total ending loan balance, net	$222,778	$56,361	$279,139	$139,377	$49,730	$189,107
(a)GAAP measure. The consumer loan balances guaranteed by the Company relate to loans originated through the CSO programs and are not recorded in the Company’s financial statements.
(b)Except for allowance and liability for losses, amounts represent non-GAAP measures.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

The following table summarizes consumer loans written for the three months and years ended December 31, 2011 and 2010 (dollars in thousands).

	Three Months Ended December 31,
	2011			2010
	Company Owned(a)	Guaranteed by the Company(a)(b)	Combined(a)	Company Owned(a)	Guaranteed by the Company(a)(b)	Combined(a)
Amount of consumer loans written:
Retail Services
Short-term loans	$202,782	$46,079	$248,861	$191,663	$51,067	$242,730
Installment loans	1,676	5,588	7,264	472	5,112	5,584
Total Retail Services	204,458	51,667	256,125	192,135	56,179	248,314
E-Commerce
Domestic
Short-term loans	117,581	189,585	307,166	123,415	184,899	308,314
Installment loans	14,270	-	14,270	10,469	-	10,469
MLOC	-	-	-	14,489	-	14,489
Total Domestic	131,851	189,585	321,436	148,373	184,899	333,272

Foreign
Short-term loans	252,334	16,441	268,775	141,556	8,631	150,187
Installment loans	24,510	-	24,510	4,042	-	4,042
Total Foreign	276,844	16,441	293,285	145,598	8,631	154,229
Total E-Commerce	408,695	206,026	614,721	293,971	193,530	487,501

Total amount of consumer loans written	$613,153	$257,693	$870,846	$486,106	$249,709	$735,815

Number of consumer loans written:
Retail Services
Short-term loans	430,692	82,935	513,627	430,902	89,624	520,526
Installment loans	1,757	824	2,581	1,275	863	2,138
Total Retail Services	432,449	83,759	516,208	432,177	90,487	522,664
E-Commerce
Domestic
Short-term loans	360,255	265,007	625,262	353,031	272,192	625,223
Installment loans	11,521	-	11,521	12,650	-	12,650
MLOC	-	-	-	72,371	-	72,371
Total Domestic	371,776	265,007	636,783	438,052	272,192	710,244

Foreign
Short-term loans	465,473	23,557	489,030	272,493	15,446	287,939
Installment loans	21,382	-	21,382	4,885	-	4,885
Total Foreign	486,855	23,557	510,412	277,378	15,446	292,824
Total E-Commerce	858,631	288,564	1,147,195	715,430	287,638	1,003,068

Total number of consumer loans written	1,291,080	372,323	1,663,403	1,147,607	378,125	1,525,732
(a) The disclosure regarding the amount and number of consumer loans written is statistical data that is not included in the Company’s financial statements.
(b) Loans guaranteed by the Company represent loans originated through the CSO programs.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSUMER LOAN FINANCIAL AND OPERATING DATA (in thousands, except where otherwise noted)

	Year Ended December 31,
	2011			2010
	Company Owned(a)	Guaranteed by the Company(a)(b)	Combined(a)	Company Owned(a)	Guaranteed by the Company(a)(b)	Combined(a)
Amount of consumer loans written:
Retail Services
Short-term loans	$736,964	$174,510	$911,474	$702,422	$199,155	$901,577
Installment loans	8,256	15,781	24,037	739	6,905	7,644
Total Retail Services	745,220	190,291	935,511	703,161	206,060	909,221
E-Commerce
Domestic
Short-term loans	433,053	681,009	1,114,062	459,616	782,290	1,241,906
Installment loans	42,532	-	42,532	23,656	-	23,656
MLOC	-	-	-	288,723	-	288,723
Total Domestic	475,585	681,009	1,156,594	771,995	782,290	1,554,285

Foreign
Short-term loans	820,841	56,917	877,758	429,853	24,797	454,650
Installment loans	61,307	-	61,307	4,161	-	4,161
Total Foreign	882,148	56,917	939,065	434,014	24,797	458,811
Total E-Commerce	1,357,733	737,926	2,095,659	1,206,009	807,087	2,013,096

Total amount of consumer loans written	$2,102,953	$928,217	$3,031,170	$1,909,170	$1,013,147	$2,922,317

Number of consumer loans written:
Retail Services
Short-term loans	1,586,551	309,003	1,895,554	1,602,914	347,008	1,949,922
Installment loans	6,858	2,863	9,721	2,034	1,187	3,221
Total Retail Services	1,593,409	311,866	1,905,275	1,604,948	348,195	1,953,143
E-Commerce
Domestic
Short-term loans	1,317,483	958,821	2,276,304	1,284,299	1,135,762	2,420,061
Installment loans	36,151	-	36,151	34,305	-	34,305
MLOC	-	-	-	1,451,330	-	1,451,330
Total Domestic	1,353,634	958,821	2,312,455	2,769,934	1,135,762	3,905,696

Foreign
Short-term loans	1,543,453	84,897	1,628,350	865,996	52,460	918,456
Installment loans	53,567	-	53,567	5,018	-	5,018
Total Foreign	1,597,020	84,897	1,681,917	871,014	52,460	923,474
Total E-Commerce	2,950,654	1,043,718	3,994,372	3,640,948	1,188,222	4,829,170

Total number of consumer loans written	4,544,063	1,355,584	5,899,647	5,245,896	1,536,417	6,782,313
(a) The disclosure regarding the amount and number of consumer loans written is statistical data that is not included in the Company’s financial statements.
(b) Loans guaranteed by the Company represent loans originated through the CSO programs.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT (in thousands)

The Company allocates corporate administrative expenses to each operating segment based on personnel expenses at each segment. In the e-commerce segment, certain administrative expenses are allocated between the domestic and foreign components based on the amount of loans written for each geographic location.

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Consolidated

Three Months Ended December 31, 2011
Revenue
Pawn loan fees and service charges	$71,420	$8,181	$79,601	$-	$-	$-	$79,601
Proceeds from disposition of merchandise	200,953	-	200,953	-	-	-	200,953
Consumer loan fees	33,360	-	33,360	72,909	73,855	146,764	180,124
Other	2,665	253	2,918	201	(545)	(344)	2,574
Total revenue	308,398	8,434	316,832	73,110	73,310	146,420	463,252
Disposed merchandise	134,440	-	134,440	-	-	-	134,440
Consumer loan loss provision	8,549	-	8,549	31,401	40,533	71,934	80,483
Total cost of revenue	142,989	-	142,989	31,401	40,533	71,934	214,923

Net revenue	165,409	8,434	173,843	41,709	32,777	74,486	248,329
Expenses
Operations	88,571	5,380	93,951	19,710	19,574	39,284	133,235
Administration	12,457	2,889	15,346	10,027	7,047	17,074	32,420
Depreciation and amortization	10,448	1,412	11,860	2,457	232	2,689	14,549
Total expenses	111,476	9,681	121,157	32,194	26,853	59,047	180,204
Income (loss) from operations	$53,933	$(1,247)	$52,686	$9,515	$5,924	$15,439	$68,125

As of December 31, 2011
Total assets	$1,068,761	$120,735	$1,189,496	$352,244	$135,774	$488,018	$1,677,514
Goodwill			$352,439			$210,282	$562,721

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Consolidated

Three Months Ended December 31, 2010
Revenue
Pawn loan fees and service charges	$62,755	$8,803	$71,558	$-	$-	$-	$71,558
Proceeds from disposition of merchandise	162,147	-	162,147	-	-	-	162,147
Consumer loan fees	30,397	-	30,397	67,402	33,974	101,376	131,773
Other	2,647	162	2,809	465	79	544	3,353
Total revenue	257,946	8,965	266,911	67,867	34,053	101,920	368,831
Disposed merchandise	104,598	-	104,598	-	-	-	104,598
Consumer loan loss provision	4,466	-	4,466	30,934	17,031	47,965	52,431
Total cost of revenue	109,064	-	109,064	30,934	17,031	47,965	157,029

Net revenue	148,882	8,965	157,847	36,933	17,022	53,955	211,802
Expenses
Operations	81,829	4,709	86,538	18,421	10,396	28,817	115,355
Administration	9,437	1,795	11,232	8,144	3,309	11,453	22,685
Depreciation and amortization	8,301	1,847	10,148	2,348	76	2,424	12,572
Total expenses	99,567	8,351	107,918	28,913	13,781	42,694	150,612
Income from operations	$49,315	$614	$49,929	$8,020	$3,241	$11,261	$61,190

As of December 31, 2010
Total assets	$929,696	$123,044	$1,052,740	$312,642	$61,804	$374,446	$1,427,186
Goodwill			$333,042			$210,282	$543,324

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES INCOME FROM OPERATIONS BY OPERATING SEGMENT (in thousands)

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Consolidated

Year Ended December 31, 2011
Revenue
Pawn loan fees and service charges	$261,829	$30,062	$291,891	$-	$-	$-	$291,891
Proceeds from disposition of merchandise	636,698	-	636,698	30	-	30	636,728
Consumer loan fees	119,192	-	119,192	254,152	225,302	479,454	598,646
Other	11,913	545	12,458	593	286	879	13,337
Total revenue	1,029,632	30,607	1,060,239	254,775	225,588	480,363	1,540,602
Disposed merchandise	405,132	-	405,132	23	-	23	405,155
Consumer loan loss provision	24,001	-	24,001	90,535	111,152	201,687	225,688
Total cost of revenue	429,133	-	429,133	90,558	111,152	201,710	630,843

Net revenue	600,499	30,607	631,106	164,217	114,436	278,653	909,759
Expenses
Operations	335,908	23,012	358,920	64,874	62,440	127,314	486,234
Administration	50,655	10,592	61,247	37,517	26,270	63,787	125,034
Depreciation and amortization	37,015	5,871	42,886	10,413	850	11,263	54,149
Total expenses	423,578	39,475	463,053	112,804	89,560	202,364	665,417
Income (loss) from operations	$176,921	$(8,868)	$168,053	$51,413	$24,876	$76,289	$244,342

	Retail Services			E-Commerce
	Domestic	Foreign	Total	Domestic	Foreign	Total	Consolidated

Year Ended December 31, 2010
Revenue
Pawn loan fees and service charges	$221,335	$31,979	$253,314	$-	$-	$-	$253,314
Proceeds from disposition of merchandise	534,878	-	534,878	-	-	-	534,878
Consumer loan fees	113,973	-	113,973	275,036	101,943	376,979	490,952
Other	12,554	303	12,857	1,259	79	1,338	14,195
Total revenue	882,740	32,282	915,022	276,295	102,022	378,317	1,293,339
Disposed merchandise	338,756	-	338,756	-	-	-	338,756
Consumer loan loss provision	17,437	-	17,437	116,246	48,711	164,957	182,394
Total cost of revenue	356,193	-	356,193	116,246	48,711	164,957	521,150

Net revenue	526,547	32,282	558,829	160,049	53,311	213,360	772,189
Expenses
Operations	301,399	17,195	318,594	68,541	32,481	101,022	419,616
Administration	44,008	8,100	52,108	37,077	12,333	49,410	101,518
Depreciation and amortization	29,839	5,525	35,364	8,283	276	8,559	43,923
Total expenses	375,246	30,820	406,066	113,901	45,090	158,991	565,057
Income from operations	$151,301	$1,462	$152,763	$46,148	$8,221	$54,369	$207,132

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES LOCATION INFORMATION

Retail Services Segment

The following table sets forth the number of domestic and foreign locations in the Company’s retail services segment offering pawn lending, consumer lending, and other services as of December 31, 2011 and 2010. The Company’s domestic retail services locations operate under the names “Cash America Pawn,” “SuperPawn,” “Cash America Payday Advance,” “Cashland,” “Maxit,” “Pawn X-Change” and “Mr. Payroll.” (Maxit and Pawn X-Change were acquired in October 2010.) The Company’s foreign retail services locations (of which the Company is a majority owner) operate under the name “Prenda Fácil.”

	As of December 31,
	2011			2010
	Domestic(a)(b)	Foreign(a)	Total	Domestic(a)(b)	Foreign(a)	Total
Retail services locations offering:
Both pawn and consumer lending	572	-	572	567	-	567
Pawn lending only	126	190	316	124	180	304
Consumer lending only	86	-	86	88	-	88
Other (c)	110	-	110	122	-	122
Total retail services	894	190	1,084	901	180	1,081
(a)	Except as described in (c) below, includes locations that operate in 23 states in the United States as of both December 31, 2011 and 2010, respectively, and 21 states in Mexico, as of both December 31, 2011 and 2010.
(b)	Includes one and nine unconsolidated franchised locations operating under the name “Cash America Pawn” as of December 31, 2011 and 2010, respectively.
(c)	As of December 31, 2011 and 2010, includes six consolidated Company-owned check cashing locations and 104 and 116 unconsolidated franchised check cashing locations, respectively. As of December 31, 2011, includes locations that operate in 18 states in the United States.

E-Commerce Segment

As of December 31, 2011, the Company’s e-commerce operating segment offers consumer loans to customers over the Internet:

  in 32 states in the United States at http://www.cashnetusa.com, in the United Kingdom at http://www.quickquid.co.uk and http://www.poundstopocket.co.uk, in Australia at http://www.dollarsdirect.com.au, and
  in Canada at http://www.dollarsdirect.ca.

The e-commerce segment also includes the Company’s MLOC services channel, which processed MLOC advances on behalf of a third-party lender and had a participation interest in MLOC receivables during most of 2010. In the past, the MLOC services channel generated its earnings through loan processing services the Company provided for a third-party lender, as well as from fees generated from participation interests in receivables the Company acquired. This program ended in October 2010 because the third-party lender discontinued offering MLOC advances. The Company intends to continue pursuing the development of new MLOC opportunities during 2012.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
NON-GAAP DISCLOSURE

Non-GAAP Disclosure

In addition to the financial information prepared in conformity with GAAP, the Company provides historical non-GAAP financial information. Management believes that presentation of non-generally accepted accounting principles, or non-GAAP, financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that this non-GAAP financial measure reflects an additional way of viewing aspects of the Company’s business that, when viewed with its generally accepted accounting principles, or GAAP, results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, its financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES ADJUSTED EARNINGS PER SHARE

Adjusted Earnings Per Share

In addition to reporting financial results in accordance with GAAP, the Company has provided adjusted earnings and adjusted earnings per share, which are non-GAAP measures. Management believes these measures are useful to help investors better understand the Company’s financial performance, competitive position and prospects for the future.

These non-GAAP measures are used by management in evaluating the Company’s results of operations and liquidity. The following table provides reconciliation between net income attributable to the Company and diluted earnings per share calculated in accordance with GAAP to adjusted earnings and adjusted earnings per share, respectively (dollars in thousands except per share data):

	Three Months Ended December 31,				Year Ended December 31,
	2011		2010		2011		2010
	$	Per Share	$	Per Share	$	Per Share	$	Per Share

As reported net income	$37,827	$1.18	$34,705	$1.10	$135,963	$4.25	$115,538	$3.67

Adjustments:
Intangible asset amortization, net of tax	885	0.03	933	0.03	3,905	0.12	2,993	0.09
Non-cash equity-based compensation, net of tax	619	0.02	608	0.02	3,064	0.10	2,384	0.08
Convertible debt non-cash interest and amortization of issuance costs, net of tax	566	0.02	542	0.01	2,214	0.07	2,088	0.06
Foreign exchange loss, net of tax	128	-	230	0.01	786	0.02	289	0.01
Adjusted earnings	$40,025	$1.25	$37,018	$1.17	$145,932	$4.56	$123,292	$3.91

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES ADJUSTED EBITDA

Adjusted EBITDA

The table below shows adjusted EBITDA, a non-GAAP measure that the Company defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, equity in earnings or loss of unconsolidated subsidiary, taxes and including the net income or loss attributable to the noncontrolling interest. Management believes adjusted EBITDA is used by investors to analyze operating performance and evaluate the Company’s ability to incur and service debt and its capacity for making capital expenditures. Adjusted EBITDA is also useful to investors to help assess the Company’s liquidity and estimated enterprise value. The computation of adjusted EBITDA as presented below may differ from the computation of similarly-titled measures provided by other companies (dollars in thousands):

	Year Ended December 31,
	2011	2010
Net Income attributable to Cash America International, Inc.	$135,963	$115,538

Adjustments:
Depreciation and amortization expenses	54,149	43,923
Interest expense, net	25,447	22,020
Foreign currency transaction loss	1,265	463
Equity in loss of unconsolidated subsidiary	104	136
Provision for income taxes	82,360	69,269
Net loss attributable to the noncontrolling interest	(797)	(294)
Adjusted EBITDA	$298,491	$251,055

Adjusted EBITDA margin calculated as follows:

Total revenue	$1,540,602	$1,293,339

Adjusted EBITDA	298,491	251,055

Adjusted EBITDA as a percentage of total revenue	19.4%	19.4%

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100